Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 14, 2022, and shall be effective as of the Closing (as defined in the Purchase Agreement (as defined below)) (the “Effective Date”), by and among Local Bounti Corporation, a Delaware corporation (the “Company”), and the Paragon Stockholders (as defined below), in accordance with the terms set forth in that certain Purchase and Sale Agreement, dated as of March 14, 2022 (the “Purchase Agreement”), by and among the Company and certain of the Paragon Stockholders, and certain additional parties named therein. Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” of a specified person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Beneficially Own” shall have the meaning set forth in Rule 13d-3 promulgated under the 1934 Act.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company Member” shall mean any direct or indirect equityholder of the Company.

“Family Member” shall mean, with respect to any Person, such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption) or spouse of a descendant of such Person, brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

“Lock-Up Period” shall mean the period starting on the Effective Date and ending on May 19, 2022

“Lock-Up Shares” shall mean, with respect to a Paragon Stockholder, the Common Stock, Beneficially Owned or otherwise held, directly or indirectly, by such Paragon Stockholder.

“Paragon Stockholders” means the Sellers and Georgia Share Sellers, as such terms are defined in the Purchase Agreement, 358 Capital, LLC, Dominic Engels and HFSN LLC, and any Affiliate or Permitted Transferee of any of the foregoing who is a subsequent holder of any Registrable Securities.

“Permitted Transfer” shall mean a Transfer (a) in the case of an individual, pursuant to a qualified domestic relations order; (b) as a bona fide gift or gifts, or for bona fide estate planning purposes; (c) to any trust for the direct or indirect benefit of the Paragon Stockholder or the Immediate Family of such Paragon Stockholder; (d) transfers or dispositions of a Paragon Stockholder’s Common Stock to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by such Paragon Stockholder or a member of the Immediate Family of such Paragon Stockholder; (e) transfers or dispositions of a Paragon Stockholder’s Common Stock by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the Immediate Family of such Paragon Stockholder; (f) distributions of a Paragon’s Stockholder’s Common Stock to partners, members or stockholders of such Paragon Stockholder; (f) transfers to a Paragon Stockholder’s affiliates or to any investment fund or other entity controlled or managed by such Paragon Stockholder; or (g) to the Company; provided, that in connection with any Transfer of such Lock-Up Shares in the foregoing clauses (a) through (f), the restrictions and obligations contained in Section 7 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares and such transferee shall execute a counterpart signature page to this Agreement for purposes of being bound by the terms of Section 7 for the balance of the Lock-Up Period.

“Permitted Transferee” shall mean, with respect to any Person, (a) any Company Member, (b) any Family Member of such Person or of a Company Member, (c) any Affiliate of such Person or any Company Member, and (d) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (d) who operates or engages in a business which competes with the business of the Company or any of its Subsidiaries).

“Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 promulgated under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the shares of Common Stock issued or issuable pursuant to the Purchase Agreement, the Georgia C-Corporation SPA, the Georgia UPA and the Pay-Off Letters (collectively, the “Paragon Agreements”), and (ii) any other securities issued or issuable with respect to or in exchange for such shares of Common Stock, whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock; provided, that, a security shall cease to be a Registrable Security (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act; (B) such securities are otherwise transferred, new book entry provisions for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the 1933 Act; (C) such securities have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the 1933 Act (or any successor rule promulgated thereafter by the Commission), without any volume or manner of sale restrictions or limitations, and without the Company then being an issuer of the type covered by the prohibition in Rule 144(i); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Statement” means a registration statement filed by the Company or its successor with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Third-Party Purchaser” shall mean any Person who, immediately prior to the contemplated transaction, does not Beneficially Own or directly or indirectly have the right to acquire any outstanding shares of Common Stock.

“Trading Day” means a day on which the Common Stock is traded on any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer” shall mean, when used as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition (whether by operation of law or otherwise) and, when used as a verb, to voluntarily or involuntarily, transfer, sell, pledge or hypothecate or otherwise dispose of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the 1934 Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

2. Registration.

(a) Registration Statement. Subject to compliance by the Paragon Stockholders with Section 5, the Company shall prepare and file or cause to be prepared and filed with the Commission, no later than twenty (20) Trading Days following May 19, 2022 (the “Filing Deadline”), a Registration Statement on Form S-3 or its successor form, or, if the Company is ineligible to use Form S-3, a Registration Statement on Form S-1, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time pursuant to any method or combination of methods legally available to, and requested by, the Paragon Stockholders of all of the Registrable Securities then held by such Paragon Stockholders that are not covered by an effective resale registration statement. Subject to any Commission comments, such Registration Statement shall include a customary plan of distribution; provided, however, that no Paragon Stockholder shall be named as an “underwriter” in the Registration Statement without such Paragon Stockholder’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Paragon Stockholders and their counsel prior to its filing or other submission. By 9:30 a.m. New York time on the second Business Day following the date the Registration Statement is declared effective by the Commission, the Company shall file with the Commission in accordance with Rule 424 promulgated under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b) Expenses. The Company will pay all expenses associated with effecting the registration of the resale of the Registrable Securities, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, reasonable fees and expenses of one counsel to the Paragon Stockholders up to an aggregate of $10,000 (collectively, the “Registration Expenses”), but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals and stock transfer taxes with respect to the Registrable Securities being sold and legal expenses not included within the definition of Registration Expenses.

(c) Effectiveness.

(i) The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the Filing Deadline, but in any event no later than the earlier of (i) sixty (60) calendar days (or ninety (90) calendar days if the Commission notifies the Company that it will “review” the Registration Statement) after May 19, 2022 and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Deadline”); provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

(ii) For not more than fifteen (15) consecutive days, provided the first day of any such period be at least five (5) days after the last day of any such prior period, or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may, following the date a Registration Statement is declared effective by the Commission, suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Paragon Stockholder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Paragon Stockholder) disclose to such Paragon Stockholder any material non-public information giving rise to an Allowed Delay, (b) advise the Paragon Stockholder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Paragon Stockholder in accordance with the applicable Paragon Agreement in connection with any sale of Registrable Securities with respect to which a Paragon Stockholder has entered into a contract for sale, prior to the Paragon Stockholder’s receipt of the notice of an Allowed Delay and for which the Paragon Stockholder has not yet settled.

(d) Rule 415; Cutback. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act, requires any Paragon Stockholder to be named as an “underwriter” or otherwise requires the Company to limit the number of shares eligible to be registered on the Registration Statement, the Company shall use its best efforts to persuade the Commission that, as applicable, the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415, that none of the Paragon Stockholders is an “underwriter” or that the number of shares the Company is eligible to register on the Registration Statement should not be so limited. The Paragon Stockholders shall have the right to participate or have their counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have their counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which the Paragon Stockholders’ counsel reasonably objects. In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(d), the Commission refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Paragon Stockholder as an “underwriter” in such Registration Statement without the prior written consent of such Paragon Stockholder. Any cutback imposed on the Paragon Stockholders pursuant to this Section 2(d) shall be allocated among the Paragon Stockholders on a pro rata basis, unless the Paragon Stockholders otherwise agree in writing. In the event the Company amends the Registration Statement in accordance with the foregoing, the Company shall on the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the date the immediately preceding Registration Statement filed with respect to the Registrable Securities is declared effective by the Commission (the “Additional Filing Deadline”), file additional Registration Statements (each, an “Additional Registration Statement”) successively trying to register on each such Additional Registration Statement the maximum number of remaining Registrable Securities until all remaining Registrable Securities not previously included in an effective Registration Statement has been registered with the Commission. The Company shall use commercially reasonable efforts to have each Additional Registration Statement declared effective by the Commission as soon as practicable, but no later than the earlier of (i) sixty (60) calendar days (or ninety (90) calendar days if the Commission notifies the Company that it will “review” the Registration Statement) after Additional Filing Deadline and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Additional Effectiveness Deadline”); provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. By 9:30 a.m. New York time on the second Business Day following the date an Additional Registration Statement is declared effective by the Commission, the Company shall file with the Commission in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the public resale of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective and in compliance with the provisions of the Securities Act until the earlier to occur of (i) the date that is three (3) years after the date such Registration Statement is declared effective by the Commission and (ii) all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities cease to be Registrable Securities (the “Effectiveness Period”);

(b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby and, in the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement;

(c) provide copies to and permit counsel designated by the Paragon Stockholders to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) Business Days prior to their filing with the Commission and not file with the Commission any such document or request the acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto to which such counsel reasonably objects;

(d) furnish to the Paragon Stockholders and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus and all amendments and supplements thereto and such other documents as each Paragon Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Paragon Stockholder that are covered by the related Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness, and (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g) promptly notify the Paragon Stockholders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare, file with the Commission and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. By 9:30 a.m. New York time on the second Business Day following the date any post-effective amendment has become effective, the Company shall file with the Commission in accordance with Rule 424 promulgated under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement;

(h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the 1933 Act and the 1934 Act;

(i) with a view to making available to the Paragon Stockholders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Paragon Stockholders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 until such date as all of the Registrable Securities shall have been resold pursuant to a Registration Statement, Rule 144 or otherwise in a transaction in which the transferee receives freely tradable shares; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Paragon Stockholder upon request, as long as such Paragon Stockholder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Paragon Stockholder of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration;

(j) if reasonably requested by a Paragon Stockholder, as soon as practicable after receipt of notice from such Paragon Stockholder (i) incorporate in a prospectus supplement or post-effective amendment such information as a Paragon Stockholder reasonably requests to be included therein, but only as to which information counsel to the Company agrees (which agreement shall not be unreasonably withheld, conditioned or delayed), relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or Prospectus contained therein if reasonably requested by a Paragon Stockholder holding any Registrable Securities; and

(k) deliver, within three (3) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the Commission, and cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Paragon Stockholders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission.

4. Due Diligence Review; Information. The Company shall make available, during normal business hours, upon reasonable advance notice, for inspection and review by the Paragon Stockholders, advisors to and representatives of the Paragon Stockholders (who may or may not be affiliated with the Paragon Stockholders and who are reasonably acceptable to the Company), all financial and other records, all filings with the Commission, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Paragon Stockholders or any such representative or advisor in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Paragon Stockholders and such representatives and advisors and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose any confidential information or material nonpublic information to the Paragon Stockholders, or to advisors to or representatives of the Paragon Stockholders unless prior to disclosure of such information the Company identifies such information as being confidential information or material nonpublic information or both and provides the Paragon Stockholders, such advisors and representatives with the opportunity to accept or refuse to accept such information for review and any such Paragon Stockholders, advisor or representative wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of the Paragon Stockholders.

(a) Each Paragon Stockholder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Paragon Stockholder of the information the Company requires from such Paragon Stockholder if such Paragon Stockholder elects to have any of the Registrable Securities included in the Registration Statement. A Paragon Stockholder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Paragon Stockholder elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Paragon Stockholder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Paragon Stockholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Paragon Stockholder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the receipt of notice or obtaining of knowledge by the Company of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose, such Paragon Stockholder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Paragon Stockholder is advised by the Company that such dispositions may again be made.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify, defend and hold harmless each Paragon Stockholder and its respective officers, directors, members, managers, partners, trustees, employees and agents, successors and assigns, each underwriter, broker or any other person acting on behalf of such Paragon Stockholder and each other person, if any, who controls such Paragon Stockholder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any violation or alleged violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or any state securities law applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and will reimburse such Paragon Stockholder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Paragon Stockholder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Paragon Stockholders. Each Paragon Stockholder agrees, severally but not jointly, to indemnify, defend and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Paragon Stockholder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Paragon Stockholder be greater in amount than the dollar amount of the net proceeds received by such Paragon Stockholder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and such indemnifying party shall assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys (plus one local counsel, if applicable) at any time for all such indemnified parties. No indemnifying party will (i), except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) be liable for any settlement entered into without the indemnifying party’s prior written approval, such approval not to be unreasonably conditioned, withheld or delayed.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Lock-Up.

(a) Lock-Up. Except as permitted by Section 7(b), no Paragon Stockholder shall Transfer (other than a Permitted Transfer) or make a public announcement of any intention to Transfer (other than a Permitted Transfer), any Lock-Up Shares during the Lock-Up Period.

(b) Permitted Transfers.

(i) No prohibition in Section 7(a) shall apply to: (i) Transfers permitted by Section 7(b)(ii) (except as otherwise provided in Section 7(b)(iii)); (ii) Transfers by any Paragon Stockholder following the expiration of the Lock-Up Period; (iii) or a Permitted Transfer.

(ii) Notwithstanding anything to the contrary contained in this Agreement (including Section 7(a)), subject to Section 7(c) during the Lock-Up Period applicable to such Paragon Stockholder, each Paragon Stockholder may Transfer, without the consent of any other party to this Agreement, any of such Paragon Stockholder’s Lock-Up Shares:

(1) to any of such Paragon Stockholder’s Permitted Transferees; provided that, in respect of Transfers to a Family Member or an Affiliate of a Family Member of such Paragon Stockholder (other than pursuant to Section 7(b)(ii)(3)), no consideration is paid by such Family Member or such Affiliate of a Family Member and such Transfer is conditioned on the receipt by the Company of an undertaking by such Family Member or Affiliate of a Family Member to Transfer such Lock-Up Shares back to the applicable Transferor if such Family Member or Affiliate of a Family Member ceases to be a Family Member or an Affiliate of a Family Member of such Transferor;

(2) pursuant to any liquidation, merger, amalgamation, stock exchange or other similar transaction of Company with a Third-Party Purchaser that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property and a change in control of the Company that has been approved by the board of directors of the Company;

(3) in the case of a Paragon Stockholder that is a natural person, upon death of such Paragon Stockholder by will or other instrument taking effect at the death of such Paragon Stockholder or by applicable Laws of descent and distribution to such Paragon Stockholder’s Family Members; or

(4) in accordance with any Permitted Transfer.

(iii) In respect of any Transfers (other than a Permitted Transfer) permitted by Section 7(b)(ii)(1) or Section 7(b)(ii)(3), (1) the applicable Transferee shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering to the Company a joinder in the form attached to this Agreement as Exhibit A, whereupon such Transferee will be treated as a party to this Agreement (with the same rights and obligations as the Transferor (including, for the avoidance of doubt, the restrictions in Section 7(a)) for all purposes of this Agreement, and such Transfer shall not be recognized unless and until such joinder is executed and delivered to the Company, (2) prior written notice of such Transfer shall be given to the Company and the Paragon Stockholders, and (3) the applicable Transferee shall not be permitted to further Transfer such Lock-Up Shares without compliance with the provisions of this Agreement that are applicable to the initial Transferor. For the avoidance of doubt, in connection with any Transfer of Lock-Up Shares pursuant to Section 7(b)(ii)(1) or Section 7(b)(ii)(3), the restrictions and obligations contained in this Section 7 continue to apply to such Lock-Up Shares for the Lock-Up Period applicable to the initial Transferor.

(c) Miscellaneous Provisions Relating to Transfers.

(i) At any time and from time to time in connection with a sale or transfer of Registrable Securities exempt from registration under the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement of which such prospectus forms a part, the Company shall, subject to the receipt of customary documentation required from the applicable Paragon Stockholder in connection therewith and compliance with applicable laws, (A) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (B) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (A). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by any Paragon Stockholders in connection with the aforementioned sales or transfers.

(ii) Any attempt to Transfer any Lock-Up Shares that is not in compliance with this Agreement shall be null and void ab initio, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s stock records to such attempted Transfer and the purported Transferee in any such purported Transfer shall not be treated as the owner of such Lock-Up Shares for any purposes of this Agreement.

(iii) Notwithstanding any other provision of this Agreement, each of the parties to this Agreement acknowledge and agree that, notwithstanding anything to the contrary contained in this Agreement, the Common Stock of the Company (including the Lock-Up Shares), in each case, Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Authority, including all applicable holding periods under the 1933 Act and other rules of the Commission, and, as applicable, the Company’s certificate of incorporation and bylaws, each as may be amended from time to time.

8. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Paragon Stockholders.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the applicable Paragon Agreement.

(c) Assignments and Transfers by Paragon Stockholders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Paragon Stockholders and their respective successors and assigns. A Paragon Stockholder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Paragon Stockholders to such person, provided that such Paragon Stockholders complies with all laws applicable thereto, the terms and conditions of the applicable Paragon Agreement applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Paragon Stockholders; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Paragon Stockholders in connection with such transaction unless such securities are otherwise freely tradable by the Paragon Stockholders after giving effect to such transaction.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement, including, without limitation, Section 6.

(f) Counterparts; Email. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A counterpart signature page to this Agreement in PDF format may be delivered via email or via other electronic means (including, without limitation, DocuSign), which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). To the extent permitted by applicable law and subject to the foregoing, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware applicable to contracts made in and to be performed in that state, without regard to the conflicts of law principles thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware (together, the “Delaware Courts”) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any Delaware Court in any such suit, action or proceeding and to the laying of venue in any Delaware Court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in the Delaware Courts and irrevocably waives any claim that any such suit, action or proceeding brought in any Delaware Court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Company:	LOCAL BOUNTI CORPORATION

	By:	/s/ Kathleen Valiasek
Name: Kathleen Valiasek
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Paragon Stockholders:	Hollandia Produce Group, Inc. Employee Stock Ownership Trust

By: GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as the Trustee of the Hollandia Produce Group, Inc. Employee Stock Ownership Trust

	By:	/s/ John G. Hommel
Name: John G. Hommel
Title:

Mosaic Capital Investors I, LP, a Delaware limited partnership

By:	/s/ William Hayes
Name: William Hayes
Title: Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Paragon Stockholders:	True West Capital Partners Fund II, L.P. f/k/a Seam Fund II, L.P., a Delaware limited partnership

	By:	/s/ Iain G. Douglas
Name: Iain G. Douglas
Title: Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Paragon Stockholders:	358 Capital, LLC

	By:	/s/ Reed Howlett
Name: Reed Howlett
Title: Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Paragon Stockholders:	Dominic Engels

	By:	/s/ Dominic Engels
Name: Dominic Engels
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Paragon Stockholders:	HFSN LLC

	By:	/s/ Petrus J. Overgaag
Name: Petrus J. Overgaag
Title: Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

The Paragon Stockholders:

/s/ Brian Cook
Brian Cook

/s/ Bill Farwell
Bill Farwell

/s/ Reed Howlett
Reed Howlett

/s/ George Hermosillo
George Hermosillo

/s/ Baltazar Garcia
Baltazar Garcia

/s/ Corrie Hutchens
Corrie Hutchens

/s/ Sonja Lopez
Sonja Lopez

/s/ Forrest Sawlaw
Forrest Sawlaw

[Signature Page to Registration Rights Agreement]